Date: 08/26/2016



Sean P. Powell
Director

Larry Hogan
Governor

CSC-LAWYERS INCORPORATING SERVICE
COMPANY
7 ST. PAUL STREET
SUITE 820
BALTIMORE MD 21202
THIS LETTER IS TO CONFIRM ACCEPTANCE
OF THE FOLLOWING FILING:
ENTITY NAME	WESTERN ASSET GLOBAL
		 HIGH INCOME FUND INC.


DEPARTMENT ID
TYPE OF REQUEST
DATE FILED
TIME FILED
RECORDING FEE
EXPEDITED FEE
COPY FEE
FILING NUMBER
CUSTOMER ID
WORK ORDER NUMBER


D07321581
ARTICLES OF MERGER
08-26-2016
09:56 AM
$100.00
$445.00
$
2
6
..
0
0

1
0
0
0
3
6
2
0
0
9
6
9
5
8
4
4
0003457347
0004673924



PLEASE VERIFY THE INFORMATION CONTAINED IN
THIS LETTER. NOTIFY THIS DEPARTMENT IN WRITING IF ANY
INFORMATION IS INCORRECT. INCLUDE THE CUSTOMER
ID AND THE WORK ORDER NUMBER ON ANY INQUIRIES.

Charter Division
Baltimore Metro Area (410) 767-1350
Outside Metro Area (888) 246-5941





































301 West Preston Street-Room 801-
Baltimore, Maryland 21201-2395 Telephone
(410)767-4950 / Tollfr ee inMaryland
(888)246-5941
MRS (Maryland Relay Service) (800)735-2258
TT/Voice- Fax (410)333-7097








Website: www.dat.maryland .gov_	_

0010254362

CACCPT



ENTITY TYPE :
STOCK:
CLOSE :
PRINCIPAL OFFICE:
RESIDENT AGENT:

COMMENTS :


ORDINARY BUSINESS
- STOCK
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W
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M
D

2
1
2
0
1
-
7
9
1
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THE CORPORATION
TRUST
INCORPORATED
3
5
1

W
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S
T

C
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B
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2
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1
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7
9
1
2


THIS AMENDMENT RECORD INDICATES THE MERGER INVOLVING
THE FOLLOWING ENTITIES: SURVIVOR:
D07321581) WESTERN ASSET GLOBAL HIGH INCOME FUND INC .

MERGED ENTITIES:
(D03725785)	WESTERN ASSET GLOBAL PARTNERS
 INCOME FUND INC.










ARTICLES OF MERGER

between

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.
(a Maryland  corporation)

and
WESTERN ASSET GLOBAL PARTNERS
INCOME FUND INC.
(a Maryland  corporation)



       Western -Asset Global High Income Fund
Inc., a corporation duly organized and
existing under the laws of the State of
Maryland ("EH!"), and Western Asset Global
Partners Income Fund Inc., a corporation duly organized and existing under the Jaws of the State of Maryland (''GDF"), do hereby certify that:

FIRST:  EHI and GDF agree to merge.

       SECOND: The name and place of
incorporation of each party to these
Articles of Merger are Western Asset Global
High Income Fund Inc., a Maryland
corporation, and Western Asset Global
Partners Income Fund Inc., a Maryland
corporation. EHI shall survive the merger as the successor corporation and shall continue under the name ''Western Asset
Global High Income Fund lnc." as a
corporation incorporated under the laws of the State of Maryland/

       THIRD:  EHI bas its principal office
in the State of Maryland in Baltimore City.
GDF has i ts principal office in the State of Maryland in Baltimore City and does not own an interest in land in the State of Maryland.

FOURTH: The terms and conditions of
the transaction set forth in these
Articles of
Merger were advised, authorized, and
approved by each corporation party to
these Articles of	./ Merger in the manner and by the vote
required by its charter and the laws of the State of Maryland. The manner of approval was as follows:

             (a)	The Board of Directors
of EHI at a meeting held on May 18,
2016 adopted resolutions which
declared that the proposed merger was
advisable on substantially the terms
and conditions set forth or referred
to in the resol utions and directed
that the proposed merger be su bmitted
for consideration at a special meeting
of stockholders of EHI  Notice, which
stated that a purpose of the special
meeting was to act on the proposed
merger, was given by EHI as required
by law. The proposed merger was
approved at a special meeting of
stockholders held July 22, 20 16 by
the affirmative vote of a majority of
all of the votes entitled to be cast
on the matter, voting together.


CUST 10:0003457347 WORK ORDER:0004673924
DATE:08-26-2016 11:18 AM AMT . PAID:$1,142.00


264558-15 EYR




















             (b)	The Board of Directors
of GDF at a meeting held on May 18,
2016 adopted resolutions which
declared that the proposed merger was
advisable on substantially the terms
and conditions set forth or referred
to in the resolutions and directed
that the proposed merger be submitted
for consideration at a special
meeting of stockholders of GDF.
Notice, which stated that a purpose
of the special meeting was to act on
the proposed merger, was given by GDF
as required by law. The proposed
merger was approved at a special
meeting of stockholders held July 22,
2016 by the affirmative vote of a
majority of all of the votes entitled
to be cast on the matter, voting
together.
FIFTH:  No amendment to the charter
of EHI is to be effected as a part of
the merger. SIXTH: The total number
of shares of capital stock of all
classes which EHI or GDF,
respectively, has authority to issue, the number of shares of each class which EHI or GDF, respectively, has authority to issue, and the par value of the shares of each class which EHi or GDF, respectively, has authority to issue are as follows:

             (a)	The total number of
shares of stock of all classes which
EHI has authority to issue is l
00,000,000 shares, all of which are
designated as Common Stock, $0.00 l
par value per share ("EHI Common
Stock").  The aggregate par value of
all the shares of stock of all classes
of EHI is $100,000.

              (b)	The total number of
shares of stock of all classes which
GDF has authority to issue is
100,000,000, al l of which  are
designated as Common Stock, $0.001 par
val ue per share ("GDF Common Stock").
The aggregate par value of all the
shares of stock of all classes of GDF
is $100,000.

      SEVENTH:  The charter of EHI is not
amended pursuant to the merger to
reclassify or change the tetms of any
class or series of authorized or
outstanding capital stock of EHL

       EIGHTH:  The manner and basis of
converting or exchanging issued stock of G:OF into different stock of EHI or other consideration; and the treatment of any issued stock of the GDF not to be converted or exchanged are as follows:

             (a)	Each issued and
outstanding share of capital stock of
EHI on the effective time of the
merger shall continue, without change
as to class, series or otherwise, to
be an issued and outstanding share of
capital stock of EHL

             (b)	Each issued and
outstanding share of GDF Common Stock
on the effective time of the merger
shall be converted into, and become,
an
equivalent dollar amount (to the
nearest $0.001) of full shares of EHI
Common Stock, based on the net asset
value per share of GDF Common Stock
and EHI Common Stock calculated at 4
:00 p.m. on the business day preceding
the effective time of the merger (the
"Common Stock Consideration").  In
lieu of issuance of fractional shares
of EHI Common Stock, cash will be paid
in an amount equal to the value of
the fractional shares of EHI Common
Stock each



2
4812-8067-6919.3






































former holder of GDF Common Stock
would otherwise have received in the
merger (the "Common Cash
Consideration" and, together with the
Common Stock Consideration, the
*'Common Merger Consideration").

             (c)	As soon as practicable
following the effective time of the
merger, each holder of issued and
outstanding shares of GDF Common
Stock shall be entitled to surrender
to EHI the certificates or book-entry
shares representing the shares of GDF
Common Stock held by such holder
immediately prior to the effective
time of the merger, and, upon such
surrender, shall be
entitled to receive the Common Merger
Consideration, without interest.

       NINTH:  The merger shall become
effective immediately upon acceptance for record of these Articles of Merger by the State Department of Assessment and Taxation of Maryland.






































3
4812-8067-6919.3















      IN WITNESS WHEREOF, Western Asset
Global High Income Fund Inc. and Western
Asset Global Partners Income Fund Inc.
have caused these presents to be signed
in their respective names and on their
respective behalves by their respective
Presidents and Chief Executive Officers
and witnessed by their respective
Assistant Secretaries on August 26,
2016.


WITNESS:					WESTERN ASSET GLOBAL
HIGH INCOME FUND INC.
       (a Maryland
corporation)
/s/ George P. Hoyt					By: /s/Jane
Trust
Assistant Secretary					President,
Chairman
							and Chief
Executive Officer

WITNESS:					WESTERN ASSET GLOBAL
PARTNERS INCOME FUND INC.
       (a Maryland
corporation)
/s/ George P. Hoyt					By:
/s/Jane Trust
Assistant Secretary					President,
Chairman
							and Chief
Executive Officer











        THE UNDERSIGNED, President and
Chief Executive Officer of Western Asset
Global High Income Fund Inc., who
executed on behalf of said corporation
the foregoing  Articles of Merger of
which this certificate is made a part,
hereby acknowledges in the name and on
behalf of said corporation the foregoing
Articles of Merger to be the corporate
act of said corporation and hereby
certifies that to the best of his
knowledge, information and belief the
matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.

/s/Jane Trust
Presi
dent,
Chair
man
and
Chief
Execu
tive
Offic
er

        THE UNDERSIGNED, President and
Chief Executive Officer of Western Asset
Global Partners Income Fund Inc., who
executed on behalf of said corporation
the foregoing Articles of Merger of
which this certificate is made a part,
hereby acknowledges in the name and on
behalf of said corporation the foregoing
Articles of Merger to be the corporate
act of said corporation and hereby
certifies that to the best of his
knowledge, information and belief the
matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.






/s/Jane Trust
Presi
dent,
Chair
man
and
Chief
Execu
tive
Offic
er

















5
4812-806Hi919 3
































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